THE ALGER INSTITUTIONAL FUNDS

Supplement Dated April 13, 2007 to the
Prospectus Dated March 1, 2007
As supplemented to date

            The Board of Trustees of The Alger Institutional Funds has authorized a partial closing of Alger SmallCap Growth Institutional Fund (the “Fund”).  Effective June 1, 2007, the Fund's shares will be available for purchase only by existing shareholders of the Fund who maintain open accounts and certain select groups of investors who transact with certain broker dealers and third party administrators identified by Fred Alger & Company, Incorporated, the Fund's distributor.

            The Fund may resume sales to all investors at some future date if the Board of Trustees determines that doing so would be in the best interest of shareholders.

IS041307